NATIONAL FUEL GAS COMPANY AND PARTICIPATING SUBSIDIARIES
               1996 EXECUTIVE RETIREMENT PLAN TRUST AGREEMENT (II)





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                                TABLE OF CONTENTS





SECTION 1.  Establishment and Title of the Trust..............................2


SECTION 2.  Acceptance by the Trustee.........................................3


SECTION 3.  Limitation on Use of Funds........................................3


SECTION 4.  Duties and Powers of the Trustee with Respect to Investments......6


SECTION 5.  Additional Powers and Duties of the Trustee.......................9


SECTION 6.  Payments by the Trustee..........................................12


SECTION 7.  Third Parties....................................................16


SECTION 8.  Taxes, Expenses and Compensation.................................16


SECTION 9.  Administration and Records.......................................17


SECTION 10. Removal or Resignation of the Trustee and
            Designation of Successor Trustee.................................19


SECTION 11. Enforcement of Trust Agreement and Legal.........................21


SECTION 12. Change in Control Defined........................................21


SECTION 13. Termination......................................................23


SECTION 14. Amendments.......................................................23


SECTION 15. Non-alienation...................................................24


SECTION 16. Communications...................................................24


SECTION 17. Miscellaneous Provisions.........................................25


EXHIBIT A....................................................................28


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            NATIONAL FUEL GAS COMPANY AND PARTICIPATING SUBSIDIARIES
               1996 EXECUTIVE RETIREMENT PLAN TRUST AGREEMENT (II)

         This TRUST AGREEMENT, made and entered into as of May 10, 1996, by NATIONAL FUEL GAS COMPANY, a corporation organized under the laws of the State of New Jersey, hereinafter referred to as the "Company", and MARINE MIDLAND BANK, N. A., a New York banking corporation, hereinafter referred to as the "Trustee"

                              W I T N E S S E T H:
                  WHEREAS, the Company had established an excess benefit plan, within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), called the National Fuel Gas Company and Subsidiaries Supplemental Executive Retirement Plan (the "SERP"), for the benefit of certain employees;
                  WHEREAS, the Company subsequently established an unfunded plan of deferred compensation under Section 201(2) of ERISA, which it has called the National Fuel Gas Company and Participating Subsidiaries 1996 Executive Retirement Plan (II) (the "Plan"), and has amended the Plan, so that the Plan provides benefits in addition to and inclusive of those provided under the SERP; and consequently, the SERP has been terminated effective April 25, 1988;
                  WHEREAS, the Plan provides for the Company to pay all benefits from its general assets and does not require it to pay benefits from the assets of any trust or special or separate fund established by the Company to assure such payments;
                  WHEREAS, the Company had established a revocable trust fund to aid it in meeting its obligations under the SERP, and desires to amend such trust to aid it in meeting its obligations under the Plan;

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                  WHEREAS,  the Company is  concerned  that  benefits may not be paid under the Plan in the event of a Change in Control, as defined below, and wishes to assure payment in such event;
                  WHEREAS, the Company intends to make contributions to said trust fund to aid it in meeting its obligations under the Plan, unless and until said trust fund is revoked by the Company, in which event it shall be returned to the Company, and to provide for the payment of benefits in the event of a Change in Control, in which event said trust fund shall immediately become irrevocable, and such contributions shall be held by the Trustee, and invested, reinvested and distributed, all in accordance with the provisions of this Trust Agreement;
                  WHEREAS, the Trustee shall be under no duty to determine whether the amount of any contributions is in accordance with the Plan or to collect or enforce payment of any contribution;
                  WHEREAS, the trust established by this Trust Agreement is intended to be a "grantor trust" with the result that the corpus and income of said trust are treated as assets and income of the Company pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986 (the "Code"); and
                  WHEREAS, upon the occurrence of a Change in Control, but not at any time prior thereto, said trust is intended to become a funded "employee benefit plan", as defined in Section 3(3) of ERISA.
                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:


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                  SECTION 1. Establishment and Title of the Trust.
                  1.1 The Company hereby establishes with the Trustee a Trust to be known as the "National Fuel Gas Company and Participating Subsidiaries 1996 Executive Retirement Plan Trust (II)" (hereinafter referred to as the "Trust"), consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, are hereinafter referred to as the "Trust Fund". The Trust Fund shall be held by the Trustee IN TRUST and shall be dealt with in accordance with the provisions of this Trust Agreement; provided, however, that the Company shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities of an equivalent value, net of any costs of disposition, and such other property shall, following such substitution, constitute the Trust Fund. Upon the occurrence of a Change in Control, as defined below, but not at any time prior thereto, the Trust Fund shall, subject to Section 3.2, be held for the exclusive purpose of providing payments to Members and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made.

                  SECTION 2. Acceptance by the Trustee.
                  2.1 The Trustee accepts the Trust established under this Trust Agreement on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.


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                  SECTION 3. Limitation on Use of Funds.
                  3.1 Prior to the occurrence, if any, of a Change in Control, as defined below, all or any part of the Trust Fund shall be recoverable by the Company and may be used for any lawful purpose of the Company without regard to the interests of the Members of the Plan (as the term Members is therein defined), and the Members shall have no right to any part of the Trust Fund. However, immediately upon the occurrence, if any, of a Change in Control, no part of the corpus or income of the Trust Fund shall be recoverable by the Company, used to provide for borrowing from any lender, or used for any purpose other than for the exclusive purpose of providing payments to Members in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made; provided, however, that (i) nothing in this Section 3.1 shall be deemed to limit or otherwise prevent the payment from the Trust Fund of expenses and other charges to the extent provided for in Sections 8 and 17 of this Trust Agreement and (ii) the Trust Fund shall at all times be subject to the claims of creditors of the Company and its subsidiaries to the extent provided for in Section 3.2 of this Trust Agreement. Notwithstanding any occurrence of a Change in Control, the Company shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities of an equivalent value, net of any costs of disposition, and such other property shall, following such substitution, constitute the Trust Fund.
                  3.2(a) In the event that the Company is either Bankrupt or Insolvent on or after the occurrence of a Change in Control, as those terms are defined below, the Trustee shall suspend all payments to Members and apply the Trust Fund for the benefit of the creditors of the Company only as


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directed  by the United  States  Bankruptcy  Court or other  court of  competent jurisdiction ("Bankruptcy Court"), and shall, to the maximum extent permitted by applicable law, be fully protected in doing so.
                  (b) For purposes of this Trust Agreement, the Company shall be deemed to be "Bankrupt" if the Trustee has received a copy of a petition, duly filed by the Company with the Bankruptcy Court, for commencement of a voluntary case pursuant to Section 301 of the Bankruptcy Reform Act of 1978, as amended ("BRA") or a petition, duly filed against the Company with the Bankruptcy Court for commencement of an involuntary case pursuant to Section 303 of the BRA, together with a copy of the Certificate of Filing, acknowledging such filing. Notwithstanding the foregoing provision of this Section 3.2(b), the Company shall be deemed to be no longer Bankrupt if the Trustee has received a copy of an order, duly issued by the Bankruptcy Court and filed with the clerk thereof, dismissing such voluntary or involuntary case. The Company shall deliver to the Trustee a copy of any such bankruptcy petition, Certificate of Filing or order of dismissal within one business day after the date such petition was duly filed with the Bankruptcy Court or clerk thereof.
                  (c) For purposes of this Trust Agreement, the Company shall be deemed to be "Insolvent" if the Trustee has received a copy of: (i) a written certification, approved by at least two-thirds of the members of the Board of Directors of the Company and agreed and attested to, under penalties of perjury, by the Chief Executive Officer of the Company, to the effect that the Company is not paying its debts (other than debts that are the subject of a bona fide dispute) as they become due or (ii) a written certification by another party, under penalties of perjury, that the Company is not paying its debts (other than such disputed debts) as they become due. Notwithstanding


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the foregoing  provisions of this Section 3.2(c), the Company shall be deemed to be no longer Insolvent if the Trustee has received a copy of the Company's most recent quarterly (unaudited) condensed consolidated balance sheet ("Interim Report"), or of its most recent annual (audited) consolidated balance sheet ("Annual Report"), reporting that the Company's total assets exceed its total liabilities and its current assets exceed its current liabilities as of a date on or after the date of such written certification. The Company shall deliver to the Trustee a copy of each Quarterly Report and Annual Report and of any certification approved by the Board of Directors under the procedures set forth above in this Section 3.2(c) within one business day after the date such report is released to anyone not employed by, or affiliated with, the Company or the date such certification is approved.

                  SECTION 4. Duties and Powers of the Trustee with Respect to Investments.
                  4.1 The Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in any property, whether real, personal or mixed, and wherever situate and whether or not productive of income, including, without limitations municipal bonds, capital, common and preferred stocks and personal, corporate and governmental or other obligations, whether secured or unsecured, and including any collective or part interest therein or trust and participating certificates or other evidences of ownership, part ownership, or part interest thereof, all without being limited or restricted to investment of a character authorized for trustees or other fiduciaries


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under any present or future laws and without  regard to the  proportion any such property may bear to the entire amount of the Trust Fund.
                  4.2 The Trustee, in its discretion, may keep such portion of the Trust Fund in cash equivalents or savings account certificates of deposit and other types of time or demand deposits with any domestic financial institution operated, maintained by, or affiliated with the Trustee which bear a reasonable rate of interest, or in securities of the United States or any agency or instrumentality thereof, or in other short-term fixed income investments, including, without limitation, commercial paper, as the Trustee may from time to time determine to be in the best interests of the Trust Fund; provided, however, that each such investment shall have a stated maturity of twelve (12) months or less from the date of purchase by the Trustee.
                  4.3 Except as otherwise required by applicable law, all assets of the Plan may be commingled for investment purposes.
                  4.4(a) The Company may, at any time prior to a Change in Control, direct the Trustee in writing to segregate all or a specified portion of the Trust Fund into a separate fund (the "Directed Fund") and invest it in accordance with the directions of one or more Investment Managers (as defined below) appointed by the Company. Any Investment Manager so appointed shall be
(i) an investment adviser registered as such under the Investment Advisers Act of 1940, (ii) a bank, (iii) an insurance company qualified to perform investment management service, under the laws of more than one state of the United States,
(iv) the Company or (v) any other person acceptable to the Trustee. Unless the Company is the Investment Manager, the Company shall deliver to the Trustee a copy of the instruments appointing the Investment


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Manager and evidencing the Investment  Manager's acceptance of such appointment.
To the maximum extent permitted by applicable law, the Trustee shall be protected in assuming that the appointment of an Investment Manager remains in effect until it is otherwise notified in writing by the Company.
                  (b) The Trustee shall invest and reinvest the Directed Fund only to the extent and in the manner directed by the Investment Manager in writing, including an investment in any open-end or closed-end investment company or companies, as defined in the Investment Company Act of 1940. In performing its investment duties, the Investment Manager shall have, with respect to the Directed Fund, all of the powers of the Trustee listed in Sections 4 and 5 (other than paragraphs (i) and (1) of Section 5, unless the Company is the Investment Manager). If the Trustee does not receive written instructions from an Investment Manager with respect to the Directed Fund, the Trustee shall, after providing notice to the Investment Manager, invest such amounts in short-term securities of the United States or any agency or instrumentality thereof or in one or more investment companies commonly known as "money market" funds, whether or not managed by Trustee and/or its affiliates, and with the consent of the Company, in a common fund maintained by the Trustee for short-term investments. If the Investment Manager resigns, is removed, is no longer qualified to serve as an Investment Manager under applicable law or upon
a  Change  in  Control,   the  Trustee  shall   reassume   complete   investment
responsibility for the Directed Fund unless and until prior to a Change in Control, a new qualified Investment Manager is appointed by the Company. Upon a Change in Control, the Trustee shall notify the Investment Manager in writing that it is reassuming complete investment responsibility for the Directed Fund.


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                  (c) Any  Investment  Manager may, from time to time and at any time prior to a Change in Control, issue orders for the purchase or sale of securities directly to a broker or dealer and the Trustee, upon written request from the Investment Manager, shall execute and deliver appropriate trading authorization. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed by the broker to the Investment Manager and to the Trustee. Such notification shall be authority to the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom as the case may be. Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of the Investment Manager, knowing such act or omission to be a breach of the Investment Manager's responsibilities with respect to the Trust, the Trustee shall not be liable for any act or omission of the Investment Manager and shall not be under any obligation to invest or otherwise manage the assets of the Plan that are subject to the management of the Investment Manager and, to the maximum extent permitted by applicable law, the Trustee shall have no liability or responsibility for acting or not acting in accordance with any written direction of the Investment Manager or, subject to Section 4.4(b), failing to act in the absence of any such direction. The Company agrees, to the extent permitted by applicable law, to indemnify the Trustee and hold it harmless from and against any claim or liability that may be asserted against it, otherwise than on account of the Trustee's own negligence or willful misconduct, by reason of the Trustee's taking or refraining from taking any action in accordance with this Section 4.4, including, without limiting the generality of the foregoing, any claim or


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liability  that may be  asserted  against  the  Trustee on account of failure to receive securities purchased, or failure to deliver securities sold, pursuant to orders issued by the Investment Manager directly to a broker or dealer.

                  SECTION 5. Additional Powers and Duties of the Trustee.
                  5.1 The Trustee shall have the following additional powers and authority with respect to all property constituting a part of the Trust Fund:
                  (a) To sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof.
                  (b) To participate in any plan or reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.
                  (c) To deposit any such property with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.
                  (d) To exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or


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                           readjustment  of  the  finances  of  any  corporation
                           company or association, or to the sale, mortgage, pledge or lease of the property or any of the securities which may at any time be held in the Trust Fund and to do any act with reference thereto, including the exercise of options, the making of
                           agreements  or  subscriptions   and  the  payment  of
                           expenses, assessments or subscriptions,  which may be
                           deemed   necessary   or   advisable   in   connection
                           therewith, and to hold and retain any securities or other property which it may so acquire.
                  (e)      To commence or defend suits or legal  proceedings and
                           to  represent   the  Trust  in  all  suits  or  legal
                           proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to from the Trust.
                  (f) To exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.
                  (g) Subject to Section 5.1(k), to borrow money from any lender in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan.
                  (h) To hold any mortgage in its own name or in the name of a nominee, with or without the addition of words indicating that such mortgage is held in a fiduciary capacity, and to


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                           cause to be formed a corporation,  partnership, trust
                           or other  entity to hold title to any  mortgage  with
                           the  aforesaid  powers,   all  upon  such  terms  and
                           conditions as may be deemed advisable; to renew or extend or participate in the renewal or extension of any mortgage, and to agree to a reduction in the rate
                           of  interest   on  any   mortgage  or  to  any  other
                           modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the Trust or the preservation of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any default in such manner and to such extent as may be deemed advisable; and to exercise and enforce any and all rights of foreclosure, to bid on any property on foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect of any such mortgage or guarantee.
                  (i) To engage any legal counsel, including counsel to the Company, or any other suitable agents, to consult with such counsel or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the


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                           transactions  contemplated by this Trust Agreement or
                           any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel or agents,
                           and  to  pay  its  reasonable   fees,   expenses  and
                           compensation  from  the  Trust  unless  paid  by  the
                           Company.
                  (j) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.
                  (k) Upon the written direction of the Company, to enter into or assume any contract or policy with an insurance company or companies for the purpose of investment, insurance coverage or otherwise, to pay from the Trust Fund premiums, assessments, dues, charges and interest, if any, with respect to such contracts or policies, to exercise any and all of the rights, options or privileges (including, but not limited to, the right to borrow) under such contracts or policies, to otherwise take such actions that may
                           be  available   under  such  contracts  or  policies;
                           provided, however, that the Trustee shall be the sole owner of all such contracts held as assets of the Trust Fund and provided, further, that upon the occurrence of a Change in


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                           Control, the Trustee shall,  regardless of whether it
                           has  received  the written  direction of the Company,
                           (i) cease borrowing additional amounts on all such contracts or policies and (ii) take all necessary or appropriate action with respect to such contracts or policies to liquidate the Trust Fund in accordance with Section 6.4.
                  (l) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

                  SECTION 6. Payments by the Trustee.
                  6.1 The establishment of the Trust and the payment or delivery to the Trustee of money or other property acceptable to the Trustee shall not vest in any Member any right, title or interest in and to any assets of the Trust Fund or any payments except upon the occurrence, if any, of a Change in Control, as defined in Section 12.1 below, in which event the right, title and interest of a Member in any assets of the Trust Fund shall be determined solely pursuant to Section 6.4 of this Trust Agreement.
                  6.2 The Company shall from time to time provide the Trustee with a list of Members, indicating an amount payable to each Member upon such Member's termination of employment for any reason following the occurrence, if any, of a Change in Control, as of the dates therein indicated and subject to adjustments as therein indicated. This document shall be called the "Payment


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Schedule".  Prior to the occurrence, if any, of a Change in Control, the Company may from time to time add or delete Members or change the amounts payable to Members by substituting a new Payment Schedule. In the event of the occurrence of a Change in Control, the Company may not modify, revoke or alter the Payment Schedule, or substitute a new Payment Schedule, if the effect of such modification, revocation, alteration or substitution would be to delete, or reduce the amount payable to, any Member, or by adding, or increasing the amount payable to, any Member, reduce the ratio which the aggregate fair market value of the Trust Fund bears to the aggregate amount payable to Members below one.
                  6.3 Prior to the occurrence, if any, of a Change in Control, and with respect to any amounts remaining in the Trust Fund after the payments required by Section 6.4 of this Trust Agreement following the occurrence of a Change in Control have been made, the Trustee shall make such payments from the Trust Fund at such time or times to such person or persons, including the Company, at such addresses and in such amounts-and for such purposes as the Company shall specify; the Trustee shall not make any such payments from the Trust Fund without the written direction of the Company (except as may otherwise be required by a court having competent jurisdiction) even though it may be informed from another source (including a Member) that payments are due under the Plan. The Trustee shall, to the maximum extent permitted by applicable law, be fully protected in acting upon any such written direction of the Company (or the failure to give such written direction) pursuant to this Section 6.3, and shall have no duty to determine the rights of any person in the Trust Fund or under the Plan or to inquire into the right or power of the Company to grant any payment to a Member or to direct any such payment.


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                  6.4(a) In the event of the  occurrence of a Change in Control, the amount  specified,  and/or  determined  from the  formulae  and  adjustments contained, in the Payment Schedule then in effect, shall, subject to Section 6.4(d), be paid by the Trustee to each Member listed thereon as a former employee of the Company (or to the Beneficiary designated on the Payment Schedule or, absent such a designation, to the legal representative of his or her estate if the Member shall not then be living) in a cash lump sum, all as further indicated in the Plan. The Trustee shall file with the Company a written report of such payment within 15 days after making the payment.
                  (b) In the event of the termination, for any reason and at any time following the occurrence of a Change in Control, of the Company's employment of any Member listed on the Payment Schedule as an employee of the
Company,  the  amount  specified,   and/or  determined  from  the  formulae  and
adjustments contained, in the Payment Schedule then in effect, shall, subject to
Section 6.4(d), be paid by the Trustee to the Member (or to the Beneficiary designated on the Payment Schedule or, absent such a designation, to the legal representative of his or her estate, if the Member shall not then be living) in a cash lump sum, all as further indicated in the Plan, against delivery by the Member to the Trustee of two duly executed and notarized Affidavits and Receipts in substantially the form attached hereto as Exhibit A (or delivery by the Beneficiary designated on the Payment Schedule or, absent such a designation, to the legal representative of the Member's estate, if the Member shall not then be living, of two copies of the Member's death certificate). The Trustee shall send one Affidavit and Receipt (or one copy of the death certificate) to the Company within 15 days after payment is made to each such Member.

                  (c) Notwithstanding anything contained in Section 6.4(a) or 6.4(b) to the contrary, if, at any time after the occurrence, if any, of a Change in Control, the Trust finally is determined by the Internal Revenue Service (the "IRS") not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company pursuant to Sections 671 through 679 of the Code, or if a tax is finally determined by the IRS or by counsel to the Trustee, to be payable by one or more Members in respect of any right, title or interest in any assets of the Trust Fund prior to termination of employment with the Company, then the amount specified, and/or determined from the formulae and adjustment contained, in the Payment Schedule then in effect, shall, subject to Section 6.4(d), be paid by the Trustee in a cash lump sum as soon as practicable to each Member thereon, regardless of whether such Member's employment with the Company has terminated and without the necessity of presentation of an Affidavit and Receipt (or death certificate).
                  (d) If the Trustee holds life insurance contracts or policies on the life of any Member, the Member may elect (with the consent of the Company)- in writing under procedures adopted by the Trustee to have such contracts or policies assigned to him or her and distributed to such Member in satisfaction of that portion of the cash lump sum payment the Member would otherwise be entitled under Section 6.4(a), 6.4(b) or 6.4(c) that such contracts or policies represent. Subject to and to the extent consistent with the foregoing sentence of this Section 6.4(d), if the Trustee determines that the Trust Fund is insufficient to provide for payment to one or more Members of the full amount in accordance with the foregoing provisions of this Section 6.4, the amount to be paid to each such Member at that time shall be reduced in proportion to the ratio which the aggregate fair market value of the Trust

Fund bears to the aggregate amount otherwise payable at that time to such Members, and any Member who thereafter presents an Affidavit and Receipt (or on behalf of whom a death certificate is thereafter presented) to the Trustee shall not be entitled to any payment from the Trust Fund.
                  (e) The Trustee shall, to the maximum extent permitted by applicable law, be fully protected in making payments pursuant to this Section 6.4.
                  6.5 The Trustee  shall deduct from each payment  under Section
6.3 or 6.4 any federal, state or local withholding or other taxes or charges which the Trustee is from time to time required to deduct under applicable laws with respect to payments to a Member or Beneficiary.

                  SECTION 7. Third Parties.
                  7.1 A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

                  SECTION 8. Taxes, Expenses and Compensation.
                  8.1 The Company shall from time to time pay taxes of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company, the Trustee shall pay such taxes out of the Trust Fund, provided, however, that in the event of the occurrence of a Change in

Control, no taxes (other than applicable withholding taxes and charges pursuant to Section 6.5 and such other taxes relating to the Trust Fund for which the Trustee has been assessed by the appropriate federal, state or local taxing authority) shall be paid from the Trust Fund. The Trustee shall contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but at Company expense, or the Company may itself contest the validity of any such taxes.
                  8.2 Any other reasonable expenses incurred by the Trustee in the performance of its duties under this Trust Agreement, including brokerage commissions, shall be charged against and paid from the Trust Fund to the extent that the Company does not elect to pay such expenses.
                  8.3 The Company will pay the Trustee such reasonable compensation for its services-as may be agreed upon in writing from time to time by the Company and the Trustee. Such compensation shall be charged against and paid from the Trust Fund to the extent the Company does not pay such compensation.

                  SECTION 9. Administration and Records.
                  9.1 The Trustee shall keep or cause to be kept accurate and detailed accounts of any investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company. All such accounts, books and records shall be preserved (in original form, or on microfilm, magnetic tape or any other similar process) for such period as the Trustee may determine, but the Trustee may only destroy such accounts, books and records after first notifying the

Company in writing of its intention to do so and transferring to the Company any of such accounts, books and records requested.
                  9.2 Within 60 days after the close of each calendar year, and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the preceding calendar year or during the period from the close of the preceding calendar year to the date of such removal, resignation or termination, including a description of all investments and securities purchased and sold with the cost or net proceeds of such purchases or sales and showing all cash, securities and other property held at the end of such calendar year or other period. Upon the expiration of 90 days from the date of filing such annual or other account, the Trustee shall, to the maximum extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account except with respect to any such acts or transactions as to which the Company shall within such 90-day period file with the Trustee written objections.
                  9.3 The Trustee shall from time to time permit an independent public accountant selected by the Company (except one to whom the Trustee has reasonable objection) to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.
                  9.4 As of the last day of each calendar year, the fair market value of the assets held in the Trust Fund shall be determined. The Trustee shall file with the Company the written report of the determination of such fair market value of the assets held in the Trust Fund.

                  9.5 Nothing contained in this Trust Agreement shall be construed as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary party thereto in addition to the Trustee shall be the Company.
                  9.6 In the event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor trustee all records which shall be required by the successor trustee to enable it to carry out the provisions of this Trust Agreement.
                  9.7 In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as the Company and the Trustee may from time to time agree.

                  SECTION 10. Removal or Resignation of the Trustee and Designation of Successor Trustee.
                  10.1 At any time prior to the occurrence, if any, of a Change in Control, as defined below, the Company may remove the Trustee with or without cause, upon at least 60 days' notice in writing to the Trustee. At any time after the occurrence of a Change in Control, the Trustee may not be removed except by order of a court having competent jurisdiction.
                  10.2 The Trustee may resign at any time upon at least 60 days' notice in writing to the Company.
                  10.3 In the event of such removal or resignation, the Trustee shall duly file with the Company a written account as provided in Section 9.2 above for the period since the last previous annual accounting, listing the investments of the Trust and any uninvested cash balance thereof, and setting forth all receipts, disbursements, distributions and other transactions respecting the Trust not included in any previous account, and if written objections to such account are not filed as provided in Section 9.2, the Trustee shall, to the maximum extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.
                  10.4 Within 60 days after any such notice of removal or resignation of the Trustee, the Company shall designate a successor Trustee qualified to act hereunder; provided, however, if the Trustee resigns at any time on or after the occurrence of a Change in Control, then the successor Trustee qualified to act hereunder shall be any bank, trust company or other financial institution that may serve as Trustee under applicable law that is acceptable to at least fifty percent (50%) of the members of the Company's board of directors immediately before the Change in Control then living and readily available and willing to make such decision. Each such successor Trustee, during such period as it shall act as such, shall have the powers and duties herein conferred upon an individual Trustee, and the word "Trustee" wherever used herein, except where the context otherwise requires, shall be deemed to include any successor Trustee. Upon designation of a successor Trustee and delivery to the resigned or removed Trustee of written acceptance by the successor Trustee of such designation, such resigned or removed Trustee shall promptly assign, transfer, delivery and pay over to such Trustee, in conformity with the requirements of applicable law, the funds and properties in its control or possession then constituting the Trust Fund.

                  SECTION 11. Enforcement of Trust Agreement and Legal Proceedings.
                  11.1 The Company shall have the right to enforce any provision of this Trust Agreement, and, on or after the occurrence, if any, of a Change in Control, as defined below, any Member shall have the right as a beneficiary of the Trust to enforce any provision of this Trust Agreement that affects the right, title and interest of such Member in the Trust. Except to the extent provided in Section 3.2 or as otherwise required by applicable law, in any actions or proceedings affecting the Trust, the only necessary parties shall be the Company, the Trustee and, on or after the occurrence of a Change in Control, the Members and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.
                  11.2 In the event the Trustee receives notification pursuant to Section 3.2 that the Company is Bankrupt or Insolvent, the Trustee shall promptly give notice thereof in writing to all Members listed on the Payment Schedule then in effect as soon as it is reasonably practicable.

                  SECTION 12. Change in Control Defined.
                  12.1 The term, "Change in Control", shall mean the happening of any of the following:
                  (a) The acquisition by any party or parties of the beneficial ownership of 30% or more of the voting shares of the Company; or

                  (b) The occurrence of a transaction requiring shareholders' approval for the acquisition of the Company through purchase of stock or assets, or by merger, or otherwise; or
                  (c) The election during any period of 24 months, or less, of 40% or more, of the members of the Board of Directors of the Company (the "Board"), without the approval of three-fourths of the Board members as constituted at the beginning of the period. Notwithstanding the foregoing definition, no Change in Control shall be deemed to have occurred for purposes of this Trust Agreement unless and until the Trustee has actual knowledge from a reliable source, not including a Member acting in his or her individual capacity, of such Change in Control. For this purpose, a written notarized statement that a Change in Control has occurred that is delivered to the Trustee and is signed by at least fifty percent (50%) of the individuals then living who were members of the Company's board of directors as of any date during the one-year period ending on the date such notice is received by the Trustee shall be deemed to be actual knowledge from a reliable source, and a report filed with the Securities and Exchange Commission, a public statement issued by the Company, or a periodical of general circulation, including but not limited to The New York Times or The Wall Street Journal, shall be deemed to be a reliable source, regardless of the manner in which such report of a Change in Control is made known to the Trustee.

                  SECTION 13. Termination.
                  13.1 Prior to the occurrence, if any, of a Change in Control, and with respect to any amounts remaining in the Trust Fund after the payments required by Section 6.4 of this Trust Agreement following the occurrence of a Change in Control have been made, the Company may terminate this Trust without the approval of any Member at any time upon 30 days' notice in writing to the Trustee. Upon receipt by the Trustee of such notice of termination of the Trust, the Trustee shall, with reasonable promptness after receipt of any such notice, arrange for the orderly distribution of the Trust property, or such remaining amounts thereof, in accordance with the written instructions of the Company which shall be given in conformity with the provisions of applicable law.

                  SECTION 14. Amendments.
                  14.1 At any time prior to the occurrence of a Change in Control, the Company may from time to time amend or modify, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee but without the consent of any Member.
                  14.2 At any time on or after the occurrence of a Change in Control, the Trust may not be amended by the Company or its successor except as may be required by applicable law.
                  14.3 The Company and the Trustee shall execute such supplements to, or amendments of, this Trust Agreement as shall be necessary to give effect to any such amendment or modification.

                  SECTION 15. Non-alienation.
                  15.1 Except as provided in Section 3.2 or insofar as applicable law may otherwise require, (i) no amount payable to or in respect of any Member at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Member.

                  SECTION 16. Communications.
                  16.1 Communications to the Company shall be addressed to the Company at 10 Lafayette Square, Buffalo, New York, 14203, Attention: General Counsel; provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.
                  16.2 Communications to the Trustee shall be addressed to it at One Marine Midland Center, Buffalo, New York, 14203, provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.
                  16.3 No communication shall be binding on the Trustee until it is received by the Trustee, and no communication shall be binding on the Company until it is received by the Company.
                  16.4 Any action of the Company pursuant to this Trust Agreement, including all orders, requests, directions, instructions, approvals and objections of the Company to the Trustee, shall be in writing signed on behalf of the Company by any duly authorized officer of the Company. The Trustee may rely on, and will be fully protected with respect to any such action taken or omitted in reliance on, any information, order, request, direction, instruction, approval, objection list and Payment Schedule delivered to the Trustee by the Company or, to the extent applicable under this Trust Agreement, by a Member or the legal representatives of his or her estate.

                  SECTION 17. Miscellaneous Provisions.
                  17.1 This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.
                  17.2 The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) of any nature arising from or relating to any action by or any failure to act by the Trustee, its officers, employees and agents or the transactions contemplated by this Agreement, including, but not limited to, any claim made by a Member or his or her Beneficiary with respect to payments made or to be made by the Trustee, any claim made, whether before or after a Change in Control, by the Company or its successor, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this Trust Agreement is invalid or ultra vires, except to the extent that any such loss, liability, action, suit, judgment, demand, damage, cost or expense has been determined by final judgment of a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of the Trustee, its officers, employees or agents. To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section, the Trustee shall be reimbursed out of the assets of the Trust Fund or may set up reasonable reserves for the payment of such obligations. To the maximum extent permitted by applicable law, no personal liability whatsoever shall attach to or be incurred by any employee, officer or director of the Company, as such, under or by reason of the terms or conditions contained in or implied from this Trust Agreement.
                  17.3 The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company.
                  17.4 Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.
                  17.5 Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.
                  17.6 To the maximum extent consistent with ERISA, this Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced and administered in accordance with the laws of the State of New York and the Trustee shall be liable to account only in the courts of that state.

                  17.7 This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

                  IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.


                                   NATIONAL FUEL GAS COMPANY


                                   By: /s/ Philip C. Ackerman
                                      -----------------------------------------
                                   Name: Philip C. Ackerman
                                        ---------------------------------------
                                   Title: Vice President
                                         --------------------------------------
Attest:
/s/ A. M. Cellino
-------------------------
Secretary

                                   MARINE MIDLAND BANK, N. A.
                                   as TRUSTEE


                                   By: /s/ Susan Wesolowski
                                      -----------------------------------------
                                   Name: Susan Wesolowski
                                        ---------------------------------------
                                   Title: Vice President - Trust Administration
                                         --------------------------------------
Attest:
/s/ Joseph M. Rizzuto
-------------------------
Trust Officer

                                                                      EXHIBIT A


                              AFFIDAVIT AND RECEIPT


                  I, __________________________,  under penalties of perjury, do hereby solemnly state:
                  That I make this Affidavit in order to induce the Trustee of the National Fuel Gas Company and Participating Subsidiaries Executive Retirement Plan Trust to pay me $______________ pursuant to its terms: and
                  That my employment with the National Fuel Gas Company or any of its subsidiaries was terminated on ___________________.


                                     -----------------------------------------
                                     Participant


STATE OF                            )
                                    )  SS:
COUNTY OF                           )

                  On the _______ day of  ___________________,  19____  before me personally came _________________________ to me known, who, being by me duly sworn, did depose and say that __he resides at ----------------------------------------------------,
and that the statements herein are all materially correct.


                                    ------------------------------------------
                                    Notary Public

STATE OF NEW YORK          )
                           )  SS:
COUNTY OF ERIE             )

                  On the 3rd day of May,  1996, before me personally came
P. C. Ackerman, to me known, who, being by me duly sworn, did depose and say that he resides in the town of Orchard Park, New York; that he is the Senior Vice President of NATIONAL FUEL GAS COMPANY, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                    /s/ Sarah J. Mugel
                                    ------------------------------------------
                                    Notary Public



STATE OF NEW YORK                   )
                                    )  SS:
COUNTY OF ERIE                      )

                  On the 13th day of May, 1996, before me personally came me personally came Susan Wesolowski to me known, who, being by me duly sworn, did depose and say that she resides in Getzville, NY; that she is a Vice President of MARINE MIDLAND BANK, one of the corporations described in and which executed the foregoing instrument; and that she signed his/her name thereto by order of the Board of Directors of said corporation.

                                    /s/ Barbara J. Caldwell
                                    -------------------------------------------
                                    Notary Public